EXHIBIT 10.02

Jaclyn N. Cruz

35 South Ocean Avenue

Patchogue, New York 11772

(631) 627-7160

February 1, 2016

Matt Kelly

Chief Financial Officer, Secretary, Treasurer and Director:

RE: Resignation of Jaclyn N. Cruz

Mr. Kelly,

I am writing today to tender my resignation from Bravo Enterprises Ltd. ("OGNG") as CEO, President and Director, effective immediately.

It is my request that you file all the necessary forms to facilitate this resignation with the appropriate Department of State and Regulatory Departments by February 15, 2016.

In accordance with Form 8-K and Schedule 14A, I request that you disclose this letter and that you file a copy of this letter as an exhibit to a Company Form 8-K.

Sincerely,

By:	/s/ Jaclyn N. Cruz
Jaclyn N. Cruz

Cc:	Securities and Exchange Commission
Wani Iris Manly, Esq., W. Manly, P.A., P.O. Box 310966, Miami, Florida 33231

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Matt Kelly

P.O. Box 63

Farmingville, New York 11738

(631) 627-7160

February 1, 2016

Jaclyn Cruz

CEO, President and Director:

RE: Resignation of Matt Kelly

Ms. Cruz,

I am writing today to tender my resignation from Bravo Enterprises Ltd. ("OGNG") as Chief Financial Officer, Secretary, Treasurer and Director, effective immediately.

It is my request that you file all the necessary forms to facilitate this resignation with the appropriate Department of State and Regulatory Departments by February 15, 2016.

In accordance with Form 8-K and Schedule 14A, I request that you disclose this letter and that you file a copy of this letter as an exhibit to a Company Form 8-K.

Sincerely,

By:	/s/ Matt Kelly
Matt Kelly

Cc:	Securities and Exchange Commission
Wani Iris Manly, Esq., W. Manly, P.A., P.O. Box 310966, Miami, Florida 33231